T. Rowe Price Summit Municipal Money Market Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND

On October 20, 2020, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Tax-Exempt Money Fund through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is October 29, 2020.

10/29/20